UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):                                        October 26, 2007

              REGAL-BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On October 26, 2007, the Board of Directors of Regal Beloit Corporation (the “Company”) approved amendments to the forms of Key Executive Employment and Severance Agreements (the “Agreements”) with certain of the Company’s executive officers to achieve the following:

•
change the Agreements from “single-trigger” to “double-trigger” agreements by eliminating an executive officer’s right to receive termination payments based solely on the executive officer voluntarily terminating his employment within 30 days following the first anniversary of the change in control of the Company; as amended, the Agreements provide that an executive officer is entitled to receive termination payments only if there is a change of control of the Company and the executive’s employment is terminated by the executive for “good reason” (which no longer includes the voluntary termination right described above), or by the Company other than by reason of the executive’s death or disability and other than for “cause”; and

•	conform the terms of the Agreements with the requirements of Section 409A of the Internal Revenue Code of 1986.

The description of the amendments to the Agreements set forth above is qualified by reference to the forms of Agreements, as amended, as filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Form of Key Executive Employment and Severance Agreement between Regal Beloit Corporation and each of Henry W. Knueppel, Mark J. Gliebe and David A. Barta, as amended.

(10.2)	Form of Key Executive Employment and Severance Agreement between Regal Beloit Corporation and each of Paul J. Jones and Terry R. Colvin, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

Date: November 1, 2007	By:	/s/ Paul J. Jones
Paul J. Jones
Vice President, General Counsel and Secretary

REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated October 26, 2007

Exhibit
Numbr

(10.1)	Form of Key Executive Employment and Severance Agreement between Regal Beloit Corporation and each of Henry W. Knueppel, Mark J. Gliebe and David A. Barta, as amended.

(10.2)	Form of Key Executive Employment and Severance Agreement between Regal Beloit Corporation and each of Paul J. Jones and Terry R. Colvin, as amended.